UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2021

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.01 per share	HUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2021, Hubbell Incorporated (the “Company”) appointed Mr. Jonathan M. Del Nero to the position of Vice President, Controller, effective immediately. In this role, Mr. Del Nero will serve as the Company’s Principal Accounting Officer. Mr. Del Nero succeeds Mr. Joseph A. Capozzoli who is concurrently moving into a new senior role within the Company’s finance department as the Vice President, Business Transformation.

Mr. Del Nero, age 49, has served as Assistant Controller of the Company since June, 2014. Prior to joining the Company, he was the Executive Director, Financial Reporting of AETNA.

In connection with his appointment to the position of Vice President, Controller, Mr. Del Nero will be eligible to receive compensation and other benefits, including the following:

(i)	An annual base salary of $285,000, subject to future adjustments based upon performance and assigned responsibilities;

(ii)	An annual short-term incentive award under the Company’s Incentive Compensation Plan based on a target award of 50% of his base salary;

(iii)

An annual long-term incentive award pursuant to the terms of the 2005 Incentive Award Plan, as amended and restated, at a value commensurate with his position as determined by the Company’s Compensation Committee of the Board of Directors; and

(iv)	Certain perquisites and other benefits generally provided to senior executives of the Company including eligibility to participate in the Company’s Executive Deferred Compensation Plan.

There is no arrangement or understanding between Mr. Del Nero and any other person relating to the selection of Mr. Del Nero as an officer of the Company. There are no family relationships among Mr. Del Nero and any of the Company’s directors. Neither Mr. Del Nero nor any immediate family member of Mr. Del Nero has been or is currently proposed to be a participant in any transaction that would be required to be reported pursuant to Item 404(a) of Regulation S-K (17 CFR 229.404(a)).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this report:

Exhibit Number	Description

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Katherine A. Lane
Name:	Katherine A. Lane
Title:	Vice President, General Counsel and Secretary

Date: January 19, 2021